Loan No.:

717610647

CANCELLATION AND TERMINATION
OF FUTURE ADVANCE PROMISSORY NOTED

THIS CANCELLATION AND TERMINATION OF FUTURE ADVANCE PROMISSORY NOTED (this "Agreement"), made and entered into effective the 23rd day of April, 2015 (the "Agreement Effective Date"), by and among 734 CITRUS HOLDINGS, LLC, a Florida limited liability company, 734 LMC GROVES, LLC, a Florida limited liability company, 734 CO-OP GROVES, LLC, a Florida limited liability company, 734 BLP GROVES, LLC, a Florida limited liability company, and 734 HARVEST, LLC, a Florida limited liability company, being collectively referred to as the "Borrower" (and unless otherwise provided the term "Borrower" shall apply to each of said five limited liability companies both separately and collectively),jointly and severally, all having an office and place of business at 10070 Daniels Interstate Court, Suite 100, Fort Myers, Florida 33913 and PRUDENTIAL MORTGAGE CAPITAL COMPANY, LLC, a Delaware limited liability company, having an office and place of business at 801 Warrenville Road, Suite 150, Lisle, Illinois 60532-1357 (referred to herein as the "Lender").

WITNESSETH:

WHEREAS, Borrower executed in favor of Lender that certain Future Advance Promissory Note D in the face amount of up to Six Million and NO/100 Dollars ($6,000,000.00) dated March 26, 2013 ("Note D", and the loan evidenced thereby is known as Loan 717610647 and is referred to as "Loan D");

WHEREAS, in connection with certain changes, the Borrower and Lender have agreed to cancel and terminate Note D and the revolving loan evidenced thereby and also set forth in that certain Loan Agreement between said parties dated December 31, 2012 as amended by said parties in that certain First Amendment to Loan Agreement dated March 26, 2013 and by that Second Amendment to Loan Agreement dated September 4, 2014 (collectively, the "Loan Agreement").

NOW, THEREFORE,in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and Lender agree as set forth below:

1. Recitals/Incorporation. The recitals above are incorporated herein and all capitalized terms herein shall have the meanings set forth herein, but if none is so set forth, they shall have the meanings set forth for same in the Loan Documents referenced in the Loan
Agreement.

2. Cancellation and Termination. On or before the Agreement Effective Date Borrower agrees to and shall pay to Lender all sums due under Note D to bring the principal balance and outstanding accrued and unpaid interest to a zero balance on the Agreement Effective Date and simultaneously therewith Borrower and Lender agree that Note Dis hereby canceled and terminated with Borrower having no further right to advances from Lender thereunder as the revolving credit facility evidenced by Note D and as set forth in the Loan Agreement provisions as to Note D and Loan D, are canceled, terminated and of no further force and effect.

3. Release of Defenses, Counterclaims and Offsets. Borrower and each of them hereby agree and confirm that, as of the date hereof, neither (i) Note D, (ii) Loan D, (iii) the revolving credit facility evidenced by Note D and the Loan Agreement provisions concerning draws and advances thereunder and (iv) this transaction, is subject to any defenses, set-offs or counterclaims whatsoever, and, any existing, are hereby waived.

4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida (without reference to conflicts or choice of law principles).

5. Successors and Assigns Joint and Several Liability. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, assigns, and legal representatives.

6. Attorney's Fees. The prevailing party in any litigation brought to enforce the provisions of this Agreement shall be entitled to recover from the other party its reasonable costs and expenses, including attorneys' fees, whether at trial or on appeal, in mediation, bankruptcy, insolvency proceedings or other proceedings.

7. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

8. JURY TRIAL WAIVER. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM FILED BY EITHER PARTY, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO NOTED, LOAN D, THE LOAN AGREEEMENT PERTAINING TO NOTED AND LOAN D, THIS AGREEMENT AND THIS TRANSACTION OR ANY ACTS OR OMISSIONS OF LENDER IN CONNECTION THEREWITH.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered, as applicable, by their duly authorized officers as of the Agreement Effective Date first set forth above.

"BORROWER"

734 CITRUS HOLDINGS, LLC, a Florida limited liability company

By: /s/ Clayton G. Wilson
(Signed Name)

As: Chief Executive Officer of Alico, Inc., its Sole Member

"BORROWER"

734 LMC GROVES, LLC, a Florida limited liability company

By: /s/ Clayton G. Wilson
(Signed Name)

Its: Manager

"BORROWER"

734 CO-OP GROVES, LLC, a Florida limited liability company

By: /s/ Clayton G. Wilson
(Signed Name)

Its: Manager

"BORROWER"

734 BLP GROVES, LLC, a Florida limited liability company

By: /s/ Clayton G. Wilson
(Signed Name)

Its: Manager

"BORROWER"

734 HARVEST, LLC, a Florida limited liability company

By: /s/ Clayton G. Wilson
(Signed Name)

Its: Manager

"LENDER"

PRUDENTIAL MORTGAGE CAPITAL COMPANY, LLC, a Delaware limited liability company

By: /s/ William M. Lewis
(Signed Name)

Its: Vice President

STATE OF FLORIDA
S.S.
COUNTY OF LEE

BEFORE ME, a Notary Public in and for said County and State on the date below, personally appeared Clayton G. Wilson as the Chief Executive Officer of ALICO INC., the sole member of 734 CITRUS HOLDINGS, LLC, a Florida limited liability company, and acknowledged that he executed the foregoing instrument on behalf of said limited liability company.

Said person (x) personally known to me or ( ) produced a driver's license issued by             , a State of the United States which is either current or has been issued within the past five (5) years and bears a serial or other identification number.

IN WITNESS WHEREOF, I have affixed my notarial seal this 23rd day of April, 2015.

/s/ A. Denise Plair
Signature of Notary Public)

A. Denise Plair
(Printed Name of Notary Public)

My commission expires:     1-4-17

[NOTARY SEAL]

STATE OF FLORIDA
S.S.
COUNTY OF LEE

BEFORE ME, a Notary Public in and for said County and State on the date below, personally appeared Clayton G. Wilson as manager of 734 LMC GROVES, LLC, a Florida limited liability company, and acknowledged that he executed the foregoing instrument on behalf of said limited liability company.

Said person (x) personally known to me or ( ) produced a driver's license issued by             , a State of the United States which is either current or has been issued within the past five (5) years and bears a serial or other identification number.

IN WITNESS WHEREOF, I have affixed my notarial seal this 23rd day of April, 2015.

/s/ A. Denise Plair
Signature of Notary Public)

A. Denise Plair
(Printed Name of Notary Public)

My commission expires:     1-4-17

[NOTARY SEAL]

STATE OF FLORIDA
S.S.
COUNTY OF LEE

BEFORE ME, a Notary Public in and for said County and State on the date below, personally appeared Clayton G. Wilson as manager of 734 CO-OP GROVES, LLC, a Florida limited liability company, and acknowledged that he executed the foregoing instrument on behalf of said limited liability company.

Said person (x) personally known to me or ( ) produced a driver's license issued by             , a State of the United States which is either current or has been issued within the past five (5) years and bears a serial or other identification number.

IN WITNESS WHEREOF, I have affixed my notarial seal this 23rd day of April, 2015.

/s/ A. Denise Plair
Signature of Notary Public)

A. Denise Plair
(Printed Name of Notary Public)

My commission expires:     1-4-17

[NOTARY SEAL]

STATE OF FLORIDA
S.S.
COUNTY OF LEE

BEFORE ME, a Notary Public in and for said County and State on the date below, personally appeared Clayton G. Wilson as manager of 734 BLP GROVES, LLC, a Florida limited liability company, and acknowledged that he executed the foregoing instrument on behalf of said limited liability company.

Said person (x) personally known to me or ( ) produced a driver's license issued by             , a State of the United States which is either current or has been issued within the past five (5) years and bears a serial or other identification number.

IN WITNESS WHEREOF, I have affixed my notarial seal this 23rd day of April, 2015.

/s/ A. Denise Plair
Signature of Notary Public)

A. Denise Plair
(Printed Name of Notary Public)

My commission expires:     1-4-17

[NOTARY SEAL]

STATE OF FLORIDA
S.S.
COUNTY OF LEE

BEFORE ME, a Notary Public in and for said County and State on the date below, personally appeared Clayton G. Wilson as manager of 734 HARVEST, LLC, a Florida limited liability company, and acknowledged that he executed the foregoing instrument on behalf of said limited liability company.

Said person (x) personally known to me or ( ) produced a driver's license issued by             , a State of the United States which is either current or has been issued within the past five (5) years and bears a serial or other identification number.

IN WITNESS WHEREOF, I have affixed my notarial seal this 23rd day of April, 2015.

/s/ A. Denise Plair
Signature of Notary Public)

A. Denise Plair
(Printed Name of Notary Public)

My commission expires:     1-4-17

[NOTARY SEAL]

STATE OF FLORIDA
S.S.
COUNTY OF ORANGE

BEFORE ME, a Notary Public in and for said County and State on the date below, personally appeared William M. Lewis the Vice President of PRUDENTIAL MORTGAGE CAPITAL COMPANY, LLC, a Delaware limited liability company, and acknowledged that he executed the foregoing instrument on behalf of said limited liability company.

Said person (x) personally known to me or ( ) produced a driver's license issued by             , a State of the United States which is either current or has been issued within the past five (5) years and bears a serial or other identification number.

IN WITNESS WHEREOF, I have affixed my notarial seal this 23rd day of April, 2015.

/s/ Charles E. Hurst
Signature of Notary Public)

Charles E. Hurst
(Printed Name of Notary Public)

My commission expires:     1-20-2019

[NOTARY SEAL]